UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 6, 2012
INTELIMAX MEDIA INC.
(Exact name of registrant as specified in its charter)
British Columbia	000-53685	None
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2320 – 555 West Hastings Street, Vancouver, British Columbia		V6B 4N4
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(604) 742-1111
n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On February 6, 2012, we issued a news release providing an update to our listing on the Canadian National Stock Exchange (CNSX).

Item 9.01	Financial Statements and Exhibits

99.1	News Release dated February 6, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELIMAX MEDIA INC.

/s/ Glenn Little
Glenn Little
President and Director

Date:  February 6, 2012